UNIVEST CORPORATION OF PENNSYLVANIA C/O BROADRIDGE PO BOX 1342 BRENTWOOD, NY 11717
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E17818-P86889     KEEP THIS PORTION FOR YOUR RECORDS
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                         DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNIVEST CORPORATION OF PENNSYLVANIA	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
UNIVEST'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.	[]	[]	[]
1. Election of Five Class III Directors
01) Roger H. Ballou
02) Douglas C. Clemens
03) R. Lee Delp
04) K. Leon Moyer
05) P. Gregory Shelly

UNIVEST'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 2 AND 3 AND "1 YEAR" ON ITEM 4.						For	Against	Abstain
2. Ratification of KPMG LLP as our independent registered public accounting firm for 2017						[]	[]	[]
3. Approval of, on an advisory basis, the compensation of our named executive officers as presented in the Proxy Statement						[]	[]	[]
					1 Year	2 Year	3 Year	Abstain
4. Advisory vote on the frequency of shareholder votes on executive compensation					[]	[]	[]	[]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)		Date

UNIVEST CORPORATION OF PENNSYLVANIA
14 North Main Street, P.O. Box 197, Souderton, Pennsylvania, 18964
REVOCABLE PROXY
ANNUAL MEETING OF SHAREHOLDERS - APRIL 18, 2017

The Annual Meeting of Shareholders of Univest Corporation of Pennsylvania will be held on Tuesday, April 18, 2017 at the Indian Valley Country Club, 650 Bergey Road, Telford, Pennsylvania 18969, at 10:45 a.m.

IF YOU ARE CHOOSING TO VOTE BY MAIL, PLEASE COMPLETE, SIGN AND DATE YOUR PROXY AND VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

E17819-P86889

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF UNIVEST CORPORATION OF PENNSYLVANIA
FOR THE ANNUAL MEETING OF SHAREHOLDERS ON APRIL 18, 2017.

The undersigned, having received the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 17, 2017, hereby appoints Megan Duryea Santana, Esq., Secretary, proxy, with full power of substitution, to represent the undersigned and to vote all of the shares of the Common Stock of Univest Corporation of Pennsylvania, (the "Corporation") that the undersigned would be entitled to vote if personally present at the 2017 Annual Meeting of Shareholders of the Corporation, or any adjournment thereof, as directed on the reverse side and in their discretion on such other matters as may properly come before the meeting or any adjournment thereof.

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on April 18, 2017.

The shares represented by this proxy will be voted as directed on the reverse side hereof. If no direction is given, however, the shares represented by this proxy will be voted: FOR the election of the nominees for Director (these nominees are Roger H. Ballou, Douglas C. Clemens, R. Lee Delp, K. Leon Moyer and P. Gregory Shelly); FOR the ratification of KPMG LLP as our independent registered public accounting firm for 2017; FOR the approval of, on an advisory basis, the compensation of our named executive officers as presented in the Proxy Statement; and ONE YEAR on the frequency with which executive compensation will be subject to a shareholder advisory vote.